UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 25, 2009

M LINE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53265 (Commission File Number)	88-0375818 (I.R.S. Employer Identification No.)

2672 Dow Avenue Tustin, CA 92780 (Address of principal executive offices) (zip code)

(714) 630-6253 (Registrant’s telephone number, including area code)

Gateway International Holdings, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On March 25, 2009, we entered into an Assignment of Promissory Note and Consent Thereto (the “Assignment”) with Money Line Capital, Inc., a California corporation (“MLCI”), and our largest shareholder, under which MLCI agreed to assume our repayment obligations to Joseph Gledhill and Joyce Gledhill under that certain $650,000 principal amount Promissory Note dated December 8, 2008 (the “Gateway Note”) in exchange for the issuance of 3,250,000 shares of our common stock (the “Shares”).  Mr. Gledhill, one of our former directors, and Joyce Gledhill consented to the Assignment.  Pursuant to the Assignment, MLCI and the Gledhill’s entered into a new $650,000 principal amount secured promissory note, a security agreement and a pledge agreement.

In a separate transaction, we entered into a Demand Promissory Note dated March 25, 2009 (the “Note”), evidencing the terms under which MLCI will loan us up to $500,000 on an “as needed” basis for working capital purposes.  The Note accrues interest at a of 10%.per annum.  Under the terms of the Note, MLCI is not obligated to loan us any money, but the Note sets forth the terms in the event MLCI elects to loan us money for working capital purposes.

Item 3.02                      Unregistered Sales of Equity Securities.

As noted above, under the Assignment, we agreed to issue MLCI, an affiliate-shareholder and our largest single shareholder, 3,250,000 shares of our common stock, restricted in accordance with Rule 144, in exchange for assuming our repayment obligations to Joseph and Joyce Gledhill under the Gateway Note.  We expect to issue these shares in the near future.  This issuance is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and MLCI is a sophisticated investor and familiar with our operations.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors and Officers

On December 8, 2008, three of our affiliate-shareholders, namely, Timothy D. Consalvi, our Chief Executive Officer and Director, Joseph Gledhill, an Executive Vice President, Director and 10% shareholder, and Lawrence A. Consalvi, a former officer and Director, and a 10% shareholder, entered into a Stock Purchase Agreement (the “Agreement”) with MLCI, under which MLCI agreed to purchase an aggregate of 11,850,000 shares of our common stock from these shareholders.  The transaction closed December 9, 2008.

Pursuant to the Agreement, Mr. Timothy D. Consalvi and Mr. Joseph Gledhill submitted their resignations from our Board of Directors, effective when accepted by our Board of Directors.  On March 25, 2009, our Board of Directors accepted Mr. Consalvi’s and Mr. Gledhill’s resignations.  We are not aware of any disagreements with Mr. Consalvi or Mr. Gledhill of the type required to be disclosed per Item 5.02(a) of this Form 8-K.

On March 31, 2009, Stephen Kasprisin, one of our directors, submitted his resignation from our Board of Directors and from his position as our interim Chief Financial Officer.    We are not aware of any disagreements with Mr. Kasprisin of the type required to be disclosed per Item 5.02(a) of this Form 8-K.

Appointment of Directors and Officers

On March 31, 2009, in response to Mr. Kasprisin’s resignation, we hired Jitu Banker as our Chief Financial Officer, and appointed Robert Sabahat to fill a vacancy on our Board of Directors.  Mr. Sabahat was appointed to serve until our next Annual Meeting of Shareholders and thereafter and until his successor is elected and qualified.

Jitu Banker has been one of our Directors since January 2009, and is currently the President and Chief Financial Officer of Money Line Capital, Inc., our largest shareholder.  Since 1990, Mr. Banker has also been the owner of Banker & Co., a company specializing in tax, accounting, Internal Revenue Service audits, and other related services.  From 2004 to 2006, Mr. Banker was one of our Directors and our Chief Financial Officer.  Mr. Banker has a Bachelor of Arts in Accounting with Economics and is a member of the Institute of Chartered Accountants in England and Wales, the Institute of Management Accountants in London, England, and the American Institute of Certified Public Accountants.

Mr. Sabahat is an owner and partner of Madison Harbor, a law firm located in Orange County, California.  Mr. Sabahat has held this position since September 1999.  In this position Mr. Sabahat has a practice focusing on real estate and commercial litigation involving contract and tort based claims, business transactions, commercial lease agreements, and unfair competition.  From June 1995 to September 1999, Mr. Sabahat was Corporate Counsel for Unicorp Paper Industries, Inc., where he was responsible for all legal matters for the multinational manufacturer of commercial printing papers.  Mr. Sabahat received his Juris Doctorate with honors from Western State University, College of Law in 1994.

Item 8.01                      Other Events

Results of 2009 Annual Shareholders Meeting

We held our 2009 Annual Meeting of Shareholders on March 25, 2009, in Tustin, California.  There were shareholders representing 14,941,334 votes present at the meeting, either in person or by proxy, which represented over 50% of the 27,611,956 total outstanding votes of the Company, so a quorum was present.  The following agenda items set forth in the Company’s 14C Information Statement on file with the SEC, which had been pre-approved by the holders of a majority of our common stock, went effective on March 25, 2009:

1.           The election of three (3) directors, namely George Colin, Stephen Kasprisin and Jitu Banker, to serve until the next Annual Meeting of Shareholders and thereafter until a successor is elected and qualified.  All three nominees were directors prior to the meeting.  This agenda item was pre-approved by a majority of our shareholders prior the meeting.  The shares voting in favor of this agenda item were as follows:

Director	Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
George Colin	14,371,334	-0-	-0-	-0-	-0-
Stephen Kasprisin	14,371,334	-0-	-0-	-0-	-0-
Jitu Banker	14,371,334	-0-	-0-	-0-	-0-

2.           An amendment to our Articles of Incorporation to change the name of the Company to M Line Holdings, Inc.  This agenda item was pre-approved by a majority of our shareholders prior the meeting.  The shares voting in favor of this agenda item were as follows:

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
14,371,334	-0-	-0-	-0-	-0-

3.           The ratification of the appointment of Kabani & Company as independent auditors of the Company for the fiscal year ending June 30, 2009.  Kabani & Company were approved as our independent auditors in place of McKennon Wilson & Morgan LLP, who were removed by our Board of Directors on March 16, 2009, prior to the meeting.  The results of the voting were as follows:

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
14,371,334	-0-	-0-	-0-	-0-

A more detailed description of each agenda item at the 2009 Annual Shareholders Meeting can be found in our Schedule 14C Information Statement dated and filed with the Securities and Exchange Commission on February 25, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Articles of Incorporation

10.1	Assignment of Promissory Note and Consent Thereto by and between M Line Holdings, Inc. and Money Line Capital, Inc. dated March 24, 2009

10.2	M Line Holdings, Inc. Demand Note for up to $500,000 dated March 25, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
M Line Holdings, Inc. a Nevada corporation

Dated: April 20, 2009	/s/ George Colin
By: George Colin
Its: Chief Executive Officer